                                                                   EXHIBIT 10.13

                           EQUIPMENT LEASE AGREEMENT
                           -------------------------

     THIS EQUIPMENT LEASE AGREEMENT (the "Agreement") is made and entered into effective as of the 1st day of January, 1991, by and between K & E LAND & LEASING, a partnership ("Lessor") and KEVCO, INC., a Texas corporation ("Lessee"):

                             W I T N E S S E T H:
                             - - - - - - - - - -

     WHEREAS, Lessor is the owner of certain computer equipment which has beneficial applications in Lessee's business, which computer equipment is described on EXHIBIT "A" attached hereto (the "Equipment"); and

     WHEREAS, the Lessor and Lessee have previously entered into a Lease Agreement dated January 1, 1987, as amended January 1, 1988, March 1, 1988, and June 1, 1989 (collectively the "Prior Agreement") and believe it is in their mutual interests to amend the Prior Agreement in its entirety by entering into this Agreement as herein provided;

     NOW, THEREFORE, IN CONSIDERATION of the premises and the covenants and agreements contained herein, the receipt and sufficiency of which is hereby acknowledged, the parties hereto have agreed and do hereby agree as follows, intending to be legally bound thereby:

     1. Lessor hereby leases to Lessee the Equipment for a period of ten (10) years from the effective date of this Lease (the "Primary Term") unless earlier terminated as provided herein.

     2. Lessee shall pay Lessor a monthly rental of $17,150.00 for the use of the Equipment, said monthly rental to be due and payable on the first day of each and every month during the term of this Lease and any renewal thereof. In addition, Lessee shall also pay Lessor a monthly rental for the use of any other equipment which is subsequently described on EXHIBIT "A" attached hereto, which monthly rental shall be in an amount to be mutually agreed upon by the parties hereto and which shall be paid as provided herein. As used herein, the term "Equipment" shall mean all equipment now or hereafter described on EXHIBIT "A".

     3. It is expressly understood that this is an agreement of lease only and that the Lessee acquires no right, title or interest in or to the Equipment described on EXHIBIT "A" or any amendment thereto other than the right to the possession and use of the same in accordance with the terms of this Lease. Lessee shall have no option to (a) purchase the Equipment at the expiration of the Primary Term of this Lease or any renewal or extension thereof, or (b) renew or extend this Lease beyond the Primary Term stated in Paragraph 1 above.

     4. Lessee accepts the Equipment as is and in its present condition, and Lessor has made no guaranty or warranty, express implied, or statutory regarding the leased Equipment as to material, workmanship or the capacity of the Equipment, including the implied warranties of merchantability and fitness for a particular purpose. Lessee shall take good care of the Equipment and, upon expiration of the Lease, shall surrender the same to Lessor in as good condition as when received, reasonable wear and tear excepted. Lessee accepts the Equipment as suitable for the purposes for which the same is leased and agrees that Lessor shall not be liable to Lessee, its officers, directors, employees, agents or any other persons for any damage or injury resulting from any defects or want of repair of the Equipment.

     5. Lessee shall be responsible for and shall pay for all maintenance and repairs to the Equipment that are necessary during normal business hours of Lessee. As used herein the term "normal business hours" of Lessee shall mean Monday through Friday of each week between the hours of 8:00 a.m. and 5:00 p.m., exclusive of holidays when Lessee's offices are closed. In addition, Lessee shall insure the Equipment against any loss by fire, theft or other hazard or peril with Lessor to be named in such insurance policy or policies as an insured. Such insurance policy or policies shall be in such amounts and contain such terms and conditions as Lessor shall, in its sole discretion, determine.

     6. Lessee shall indemnify Lessor and hold Lessor and its partners harmless from any and all claims, demands, liabilities, actions, costs, expenses, suits and proceedings of any kind whatsoever, including attorneys' fees and expenses, caused by, arising out of or connected with the Equipment leased hereunder. Lessor shall not be liable for any loss, damage or injury to Lessee, its officers, directors, employees, agents or any other persons of any kind and in any manner caused by or connected with any Equipment or the condition, reconditioning, repair, maintenance, possession or use thereof.

     7. Lessee shall not assign this Lease nor sublet, mortgage or otherwise dispose of the Equipment to any person nor suffer the Equipment to come into the custody or control of anyone other than Lessor or Lessee without the prior written consent of Lessor.

     8. This Lease may be terminated by the Lessor prior to the expiration date set forth herein on ten (10) days' written notice delivered or mailed to the Lessee at its address as set forth below in the event that the Lessee:

          (a)  Fails to pay the rental charges within the time specified herein;

          (b) Breaches, defaults, nonperforms, nonfulfills or nonobserves any representations, covenant, agreement, obligation or undertaking of Lessee made by Lessee or anyone on its behalf in or pursuant to this Lease;

          (c) Becomes bankrupt, insolvent, dissolves, liquidates or makes assignments for the benefit of creditors; or

          (d) Discontinues operations, abandons the Equipment or permits the Equipment to be subjected to unreasonable hazards or risks.

Should any of the foregoing occur, Lessor may, with free right of entry and without demand, and without further notice to Lessee, immediately take possession of the Equipment and remove it from Lessee's premises using such force as may be necessary without being guilty of any manner of trespass or other violation of law and if the Equipment is in a location other than on Lessee's premises, Lessor may take whatever action is necessary in order to recover and take possession of the Equipment. At Lessor's option, Lessor may either terminate this Lease by notifying Lessee of its intention to terminate this Lease or, without terminating it as provided herein, lease the Equipment for the account of Lessee for the remainder of the term hereof or for such term or terms as Lessor shall see fit. Should Lessor elect to lease the Equipment for the account of Lessee (although Lessor shall have no obligation to do so and shall never be liable for failure to do so) Lessee shall pay Lessor on demand for costs of renovating, repairing and altering the Equipment for a new lessee and also pay Lessor each month of Lessee's unexpired term the monthly rental heretofore agreed to be paid less such part, if any thereof, Lessor shall have been able to collect from a new lessee, it being strictly agreed and understood that Lessor is and shall be entitled to future rentals under this Lease and that all attempts to re-let the Equipment shall be on account of and for the benefit of Lessee. Should any of the foregoing events occur as aforesaid, Lessor may, on the other hand should it so desire, without re-entry or resuming possession of the Equipment and without terminating this Lease, enforce by all proper and legal suits and other means its rights hereunder, including the collection of future rentals for the unexpired term of this Lease as hereinabove provided. Should it be necessary for Lessor to take any legal action hereunder, Lessee shall pay Lessor all reasonable attorneys' fees and expenses so incurred. All rights and remedies of Lessor under this Lease shall be cumulative and none shall be exclusive of any other and especially no remedy for the recovery of rent in arrears or accrued rents for the unexpired term of this Lease shall be affected by any remedy herein provided for. Waiver of any defaults hereunder shall not operate to waive or in any manner affect any subsequent default hereunder. It is expressly agreed and understood that Lessor shall have a contractual lien upon all goods or personal property of any description whatsoever belonging to Lessee which are placed in or become a part of the Equipment as security for rent due and to become due for the remainder of the Lease term, which lien shall not be in lieu of or in any way affect any other lien which Lessor has or may have under law but shall be cumulative thereto; and Lessee hereby grants Lessor a security interest in all such goods or personal property placed in or upon the Equipment for such purposes. Upon the request of Lessor Lessee shall sign any financing statements or other instruments or documents requested by lessor in order to perfect any security interests or other liens granted to Lessor hereunder. Alternatively, this Lease may serve as a financing statement in order to perfect any security interest or other liens granted to Lessor hereunder. All replacements, modifications or additions to the Equipment shall become a part of the Equipment and shall become the sole and exclusive property of Lessor at the expiration of this Lease. All rights, remedies and privileges of Lessor as granted hereunder, including any rights of sale, shall be governed by the Uniform Commercial Code of Texas.

     9. This Lease is binding upon and shall inure to the benefit of the parties hereto, their respective successors, heirs, executors, administrators, receivers, trustees, legal representatives and assigns where permitted by this Lease.

     10. (a) This Agreement embodies the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes any and all prior agreements, whether written, oral or implied, with respect to the subject matter hereof, including the Prior Agreement. This Agreement may not be modified, changed or altered in any respect except in writing signed by each of the parties hereto.

          (b) Any and all notices, communications, demands or requests provided for or permitted herein shall be given in writing addressed to the parties at the addresses set forth below. Such notices, communications, demands, requests or writings shall be deemed received when personally delivered or, if mailed, when deposited in the United States Mail, postage prepaid, sent certified or registered mail, return receipt requested. The addresses set forth below may only be changed by giving written notice of such change of address by registered or certified mail, return receipt requested, postage prepaid, to each of the other parties hereto but such change of address shall only be considered received when actually received.

          (c) This Agreement and each of its provisions shall be governed by the laws of the state of Texas.

          (d) Lessee agrees that Lessor may bring suit in Tarrant County, Texas, to enforce any of the provisions of this Agreement or to collect any sums due hereunder and Lessee agrees that any court in which suit is brought shall have jurisdiction hereunder and that venue shall lie in Tarrant County, Texas.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                             LESSOR:

                                             K & E LAND & LEASING


                                             BY: /s/ B. T. Everett
                                                --------------------------------
                                                Its Partner


                                             LESSEE:

                                             KEVCO, INC.


                                             BY: /s/ Gerald E. Kimmel
                                                --------------------------------
                                                Its Duly Authorized Officer

                                  KEVCO, INC.
                                COMPUTER SYSTEM
                                  K & E OWNS
                                EQUIPMENT LIST


  DEVICE               PRODUCT #           LOCATION                      SERIAL #            APPROX PURCHASE          APPROX
  ------               ---------           --------                      --------                   DATE               COST
   CRT                 2622A               Command Port                  2152W11712               7-10-84           $ 2000
   CRT                 2622A               Console                       2152W11710               7-10-82             2000
   Modem               VA3451              Computer Room                 334637                   7-10-82              900
   Modem               VA1200V             Computer room                 662365                KEVCO OWNS              250
   Coupler             VA3412              Computer room                 233292                   7-10-82              800
   Modem               MD816B              PC hall                       8812157                  4-14-89              175
   Modem               MD816B              IDC                           8903214                  6-26-89              175
   Modem               MD825B              Computer room                 8807172                  8-12-88              375
   Modem               MD825B              Myra's house                  8807149                  8-12-88              375
   CRT                 700/94              Gail                          2801A02840              11-01-87              700
   CRT                 700/94              Myra                          2748A02038              11-01-87              700
   CRT                 700/92              Linda J.                      3006A50934               2-23-90              795
   CRT                 700/92              Clyde                         3006A50974               2-23-90              795
   CRT                 700/92              Betty                         2745A01350              11-01-87              700
   CRT                 700/92              Irene                         2945A46663               6-01-90              625
   CRT                 700/92              Pat                           2945A46704               6-01-90              625
   CRT                 2622A               Cindy                         2152W11708               7-10-82             2000
   CRT                 2622A               Myra's house                  2223W16431               7-10-82             2000
   CRT                 2622A               FW (spare)                    2342A72322              12-14-83             2000
   CRT                 2622A               FW (broke)                    2317W41796               5-10-83             2000
   CRT                 2622A               FW (broke)                    2152W12625               7-10-82             2000
   Printer             2631B               FW (broke)                    2121A24035               7-10-82             3500
   CRT                 700/92              FW (spare)                    2945A46623               6-01-90              625
   CRT                 2622A               Newton                        2342A74270               1-08-84             2000
   CRT                 2622A               Newton                        2317W57956               8-05-83             2000
   CRT                 700/92              Newton                        2802A04650              11-01-87              500
   Printer             RR                  Newton                        2912A22092               5-01-89             1271
   Printer             RR                  Newton                        2747A02196              11-01-87             1800
   Printer             2631B               Newton                        2315A31870               5-01-83             3500
   Printer             2934A               Newton                        2844A55167               8-08-90             1650
   CRT/PR              2622A/050           Newton                        2328W58652               4-20-86            modem
   Above unit traded for old modem
   CRT                 2622A               Waco                          2317W57954               8-05-83             2000
   CRT                 2622A               Waco                          2317W41794               5-10-83             2000
   CRT                 2622A               Waco                          2317W57955               8-05-83             2000
   CRT                 700/92              Waco                          3021A57439               9-04-90              795
   CRT                 700/92              Waco                          2802A04658              11-01-87              500
   Printer             2634A               Waco                          2929A67851               9-04-90             1950
   Printer             2634A               Waco                          2929A67851               9-04-90             1950
   Printer             2631B               Waco                          2318A35185               8-05-83             3500
   Printer             2631B               Waco                          2121A22041               5-10-83             3500
   Printer             RR                  Waco                          2813A11390               7-30-88             1350
   CRT                 2622A               Phoenix                       2342A72320              12-14-83             2000
   CRT                 2622A               Phoenix                       2372A72321              12-14-83             2000
   CRT                 2622A               Phoenix                       2245W36024               5-01-83             2000

                                      1-1

   CRT                  2622A               AZ (spare)                    2317W57958                   8-12-83                2000
   CRT                  700/92              Phoenix                       2745A01178                  11-01-87                 500
   CRT                  700/94              Phoenix                       2746A00803                  11-01-87                 500
   Printer              26313               Phoenix (spare)               2121A22489                   7-10-82                3500
The spare printer in Phoenix needs to be set at 1200 baud and odd  parity.
   Printer              2934A               Phoenix                       2643A35957                   1-20-87                2500
   Printer              RR                  Phoenix                       2814A12672                   7-30-88                1350
   Printer              RR                  Phoenix                       2913A22582                   5-01-89                1271
   CRT                  2622A               Elkhart                       2342A74271                   1-08-84                2000
   CRT                  2622A               Elkhart                       2152W12622                   7-10-82                2000
   CRT                  2622A               Elkhart                       2317W41795                   5-10-83                2000
   CRT                  2622A               Elkhart                       2223W16144                   7-10-82                2000
   CRT                  2622A               Elk (spare)                   2245W36023                   5-01-83                2000
   CRT                  700/92              Elkhart                       2745A00950                  11-01-87                 500
   CRT                  700/94              Elkhart                       2749A02351                  11-01-87                 700
   Printer              2934A               Elkhart                       2406A01406                   3-06-84                2548
   Printer              RR                  Elkhart                       2913A22579                   5-01-89                1271
   Printer              2934A               Elkhart                       2929A56722                   8-21-89                2000
   CRT                  700/92              IDC                           2802A04638                  11-01-87                 700
   CRT                  700/94              IDC                           2801A02822                  11-01-87                 700
   PC                   Dell                IDC                           286125071332                 7-18-89                2800
   CRT                  2622A               IDC                           2317W57966                   8-12-83                2000
   CRT                  2622A               IDC                           2245W36022                   5-01-82                2000
   Printer              RR                  IDC                           2816A14128                   7-30-88                1350
   Printer              RR                  IDC                           2747A02194                  11-01-87                1800
   Printer              2934A               IDC                           2715A39530                  11-01-87                3000
   CRT                  2622A               Calif                         2152W11707                   7-10-82                2000
   CRT                  2622A               Calif                         2152W12624                   7-10-82                2000
   CRT                  2622A               Calif                         2317W57957                   8-12-83                2000
   CRT                  700/94              Calif                         2752A02813                  11-01-87                 725
   CRT                  700/92              Calif                         3021A57439                  09-04-90                 795
   Printer              2631B               Calif (spare)                 2323A37706                  11-15-83                3500
   Printer              2934A               Calif                         2929A67849                   9-04-90                1950
   Printer              2934A               Calif                         XX50A1XX35                   6-01-90                1000
   Printer              RR                  Calif                         2816A14131                   7-30-88                1350

   Mux(4)               8824/48             Elk                           13406                        3-23-83                3500

   MUX(3)               MIC-VU-8            Elkhart                       014P1093                     8-03-90                1165
   The preceding unit was received from MICOM as a replacement for 023P0416

   Mux                  8824/48             Elk (spare)                   12907                        9-08-82                3750

   MB3 XX0-4                                Elkhart                       742P02387                   11-01-87                2100
   PROM ID# 907-1977-0A
   MB3-CSW FEATUREPACK
   Emulex-1                                 Elkhart                       BZ8897                      11-01-87                1200
   Emulex-2                                 Elkhart                       BZ7736                      11-01-87                1200
   Mux (2)              8828/48             IDC                           23462-1                      3-29-84                4140
   Emulex-3                                 IDC                           BZ7048                      11-01-87                1200
   Emulex-4                                 Ft Worth                      BZ8896                      11-01-87                1200

   Mux                  8828/48             Phoenix                       20928-1                     10-07-83                4365
   Mux                  8828/48             Waco                          21918-1                      3-29-84                3330

                                      1-2

The preceding unit upgraded to 8 ports about 1-1-87                                                                        1200
received from MICOM as an exchange for 23461-1

Mux                  8828/48             Newton                        23448-1                     10-28-83                4140
Mux                  8828/48             FW (to 17)                    20927-1                     10-07-83                4365

Mux                  800/2               FW (to 03&21)                 124409-1                    11-01-87                2500
The preceding unit received from Data Aids in exchange for 21915-1 approx 11-01-87                                         3300


Mux                  8828/48             FW (to 31)                    23447-1                     10-28-83                4140
Mux                  8828/48             FW (to 41)                    13816                        4-19-83                3363
The preceding unit upgraded to 8 ports about 1-1-87                                                                        1200

Mux                  MIC-VU-8            FW                            023P0414                     6-26-90                1165
Mux                  MIC-VU-8            Calif                         020P2126                     6-26-90                1165

Modem                NEC N9353E             FW (New chip)              1238 (10/31)                 6-21-90                1400
Modem                NEC N9353E             FW (New chip)              1558 (10/31)                 6-21-90                1400
Modem                NEC N9353E             FW                         1424                         6-21-90                1400
Modem                NEC N9353E             FW                         1373                         6-21-90                1400

MUX                  8824/48             FW                            13407                        3-23-83                3500

The preceding unit was converted to a mux only by disconnecting and/or removing the V.27 modem on 1/1/88. On 9/17/90 channels 1 and 3 were knocked out. We have decided against fixing them at this time.

Mux                  8824/48             storage                       21914-1                      3-29-84                3330
Mux                  8828/48             FW                            13817                        4-19-83                3363
The preceding unit upgraded to 8 ports about 1-1-87                                                                        1200
Channel 6 may be out sent  from Phoenix Feb 7 1991.
MuxB208              8824/48             storage(broken)               13378                       11-12-82                3500
MuxB208              8824/48             storage(broken)               13379                       11-12-82                3500
CPU                  3000   Ft Worth              1ADCC,3GIC,2MB                                    7-10-82               55255
Upgrade to 42, includes 1 additional Mb memory                                                      8-01-87                9900
Upgrade to 52                                                                                       6-15-90                4500

Memory               4Mb                 Ft Worth                      KELLY                       10-10-90                1950
ADCC                                     Ft Worth                      7 units                      7-10-82               11427
ADCC                 30019A              Ft Worth                      1 unit                      11-01-87                 650
ATP                  30273A              Ft Worth                      142330                       3-23-88                8462
ATP                  30273A              ET Worth                                                   3-02-90                2300
ATP                  30273A              ET Worth                                                   5-31-90                1275
Disc                 7933H               Ft Worth                      2213A00756                   7-10-82               23012
Disc                 7937H               Ft Worth                      2925A47978                  10-01-89               14620
Tape                 7970E               Ft Worth                      2132A22165                   7-10-82               13200
Printer              2608A               Ft Worth                      2222A07883                   7-10-82               10208
Printer              630                 Ft Worth                      86220084                     2-13-84                2500
CPU                  150                 Ft Worth                      2341A45034                   2-13-84                4410
Stand                for 2934            Elkhart                                                                            275
Stand                for 2631                                          6 Units @ $3.50                                     2100
Cables                                                                 27 units @ $62                                      1674
PC                   Dell                Stan                                                      10-40-88                2900
Memory               Dell                Stan                                                      10-24-90                 200

                                      1-3

   PC                   Dell                Barry                         08QHT                       10-24-90                4755
   PC                   Dell                Allen                         08QHX                       10-24-90                4755
                                           EQUIPMENT SOLD

   CRT                  2622A               Fidelity                      2152W11709                   7-10-82                2000
   CRT                  2622A               Fidelity                      2152W11711                   7-10-82                2000
   MuxB208              8824/48             ConAm                         12906                        9-08-82                3750
   Disc                 7925M               HP                            2009A03965                   6-01-83               12000
   ADCC Main (1)                            Maintenance Control-Dallas                                10-30-89                1000
   ADCC Extender                            Maintenance Control-Dallas                                10-30-89                1000

                                           EQUIPMENT EXCHANGED (we no longer have)


   Mux                  8828/48                                           23461-1                      3-29-84                4140
   Above unit exchanged with Micom for repair for unit 421918-1 in 1986


   Mux                  8824/48                                           21915-1                      3-29-84                3330
   Exchanged with Data Aids for 124409-1 to upgrade to 16 ports approx 11-01-87


   Modem MD816B         8812164
   Above unit exchanged with BLACK BOX under warranty approx 6-26-89.


   Mux                  MIC-VU-8  FW                                      023P0416                     6-26-90                1165
   Above unit was replaced by MICOM on 7/6/90 because of a bad channel.

                                      1-4